Putnam
Investment
Grade
Municipal
Trust II

[GRAPHIC OMITTED: ARTWORK]

SEMIANNUAL REPORT
October 31, 1995
[LOGO: BOSTON * LONDON * TOKYO]

* "One investor's worry is another's opportunity. That's the moral of the story of the municipal bond market now, where fears of a flat tax have made munis extremely attractive."

            -- "Fear Makes Munis Cheap," Fortune, September 4, 1995

            CONTENTS

      4     Report from Putnam Management

      8     Fund performance summary

     10     Portfolio holdings

     14     Financial statements

From the Chairman

[GRAPHIC OMITED:
   photo of
   George Putnam]
(C) Karsh, Ottawa

Dear Shareholder:

The period encompassing the first half of Putnam Investment Grade
Municipal Trust II's fiscal year followed one of the most severe bond market downturns on record and ended in the midst of one of the market's strongest rallies.

The benefits of the market's upturn during the six months ended October 31, 1995, were dampened somewhat for tax-exempt bond investors. Talk of a flat tax ignited concern that the tax advantage long enjoyed by municipal securities would be lost. As is so often the case, however, the market overreacted, and by the fiscal year's midpoint it had recognized the fact.

Fund Manager Michael Bouscaren believes that prospects of a flat tax being enacted anytime soon are slim. Furthermore, the Federal Reserve Board's success in slowing the pace of the economy has contributed to a favorable environment for bonds. Mike believes low inflation and relatively stable bond yields point to a continuation of these positive conditions through the second half of your fund's fiscal year. Respectfully yours,


/s/George Putnam

George Putnam
Chairman of the Trustees
December 20, 1995

Report from the Fund Manager
Michael F. Bouscaren

It appears that the long-desired soft-landing scenario has, in fact, materialized. Early in July, the Federal Reserve Board lowered short-term interest rates from 6% to 5.75% -- a signal that the economy had slowed sufficiently to hold inflation at bay. Consequently, every sector of the fixed-income market has strengthened significantly. Shareholders of Putnam Investment Grade Municipal Trust II have benefited from the rally and from Putnam's ability to seize market opportunities. For the semiannual period ended October 31, 1995, the fund's common shares provided a total return of 5.85% at net asset value (11.75% at market price).

* RELATIVE VALUE IN THE MUNICIPAL-BOND MARKET

Most investors in the municipal-bond market returned from their summer vacations ready to revive the listless market. The market's resurgence was sparked mainly by an increase in demand for municipal-bond mutual funds. Mutual funds, which are considered to be the fastest-growing segment of the municipal-bond market, controlled more than 17% of existing municipal bonds. This increase in demand was complemented by what continues to be the ongoing decline in municipal-bond issuance; down 22% from 1994 levels.

Municipal bonds continue to offer attractive relative value. Most high-grade bonds currently yield about 90% of comparable U.S. Treasury bonds. Municipal bonds are generally considered attractive when they yield between 82% and 86% of their taxable counterparts.

* FLAT-TAX CONCERNS CREATE OPPORTUNITIES

Tax reform, however, continues to be a question. Investors' fears of the effects of the current flat-tax proposal being considered by Congress jarred the municipal-bond market out of its dramatic recovery. A flat tax in its purest form would deprive municipal bonds of their advantage as a tax-exempt investment.

In our opinion, the market has reacted to the perceived effects of the flat-tax rhetoric and not to hard facts. By May, investors were starting to look beyond the flat tax to the likelihood of a more broad-based income tax revision in the distant future. In fact, we believe the short-term downturn in the market was not grounded in reality and, therefore, it actually created more possibilities than it quashed.

Moving into the presidental election of 1996, we believe the flat-tax proposals cannot garner enough popular appeal to become a crucial issue in the election. Nevertheless, flat-tax rhetoric may continue to hinder the market's progress over the near term. Looking farther ahead, however, we believe investors will recognize the relative value of municipal bonds, especially as alternative investments become regarded as overvalued and if the economic environment remains favorable for bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS*
showing:
  Hospitals                           15.15%
  Water and Sewerage                  15.48%
  Airport/Transportation              15.07%
  Investor owned                       9.68%
  Municipal utilities                  18.8%
Footnote reads:
*Based on net assets as of 10/31/95.  Holdings may vary in the future.]


* SHREWD SECTOR SELECTION: AIR TRANSPORT SOARS

Many of the sectors that suffered the most during the poor market conditions of 1994 recovered dramatically during your fund's semiannual period. Through intensive credit research, your fund was able to benefit from a sharp rebound in the airline and airport sectors. Contrary to popular opinion at the time, our analysis indicated that by late 1994, years of cost cutting and industry consolidation had sown the seeds for improved stability and healthier financial conditions among airline companies. Consequently, despite a less-than-favorable market perception of the sector, we selectively added to the fund's holdings of municipal bonds issued on behalf of airlines.

The strategy proved worthwhile. As investors recognized the improving fundamentals of the airline business, demand for these high-yielding, relatively liquid issues soared. Prices on airline-backed bonds have appreciated dramatically since the beginning of calendar 1995, producing double-digit returns for the fund.

The generous income and favorable call protection offered by the bonds of Denver International Airport explain why it remains a core holding for your fund. After the facility opened last February, these bonds continued their price appreciation until the date of this report. As an added bonus, Denver International Airport's rating was recently upgraded by Standard & Poor's, a nationally recognized rating agency.

We also expect to make gradual shifts in emphasis to bonds in states that show more robust economic activity. We are looking for opportunities to increase exposure to general obligation bonds in California -- a state economy that is recovering faster than nearly all others -- as well as in Texas and Florida.


[GRAPHIC OMITTED: pie chart Credit Quality Breakdown showing:
  BBB=28.83%
    A= 4.95%
   AA=14.20%
   BB= 2.45%
  AAA=49.57%
Footnote reads:
As a percentage of net assets. A bond rated BBB or higher is considered investment grade. All ratings reflect Standard & Poor's(registered trademark) descriptions, unless noted otherwise. This chart refers only to long-term holdings. Holdings will vary over time.]

* OUTLOOK FOR MUNICIPALS CONSTRUCTIVE

We believe moderate but stable economic growth and relatively low inflation bode well for fixed-income investing. Careful bond selection and credit analysis will remain of supreme importance in providing our shareholders with attractive tax-free income and favorable total returns.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides, at a glance, information about the performance of your common shares. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/95
                                         NAV         Market price
-----------------------------------------------------------------------
6 months                                 5.85%         11.75%
1 year                                  14.06          29.32
-----------------------------------------------------------------------
Life-of-fund (since 11/27/92)           25.98          14.03
Annual average                           8.20           4.58
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR
PERIODS ENDED 10/31/95
                                    Lehman Bros.
                                      Municipal       Consumer
                                     Bond Index      Price Index
-----------------------------------------------------------------------
6 months                                 6.76%          1.19%
1 year                                  14.84           2.81
-----------------------------------------------------------------------
Life-of-fund (since 11/27/92)           23.10           8.24
Annual average                           7.35           2.74
-----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)
                                         NAV         Market price
-----------------------------------------------------------------------
1 year                                   9.62%         21.76%
-----------------------------------------------------------------------
Life-of-fund (since 11/27/92)           23.76          12.34
Annual average                           7.80           4.18
-----------------------------------------------------------------------
Performance data represent past results of common shares, do not reflect future performance, and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns , net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/95
                                NAV                      Market price
-----------------------------------------------------------------------
Distributions:
-----------------------------------------------------------------------
No.                              6                            6
-----------------------------------------------------------------------
Income                       $0.48                        $0.48
-----------------------------------------------------------------------
Capital gains1
-----------------------------------------------------------------------
Long-term                     0.00                         0.00
-----------------------------------------------------------------------
Short-term                    0.00                         0.00
-----------------------------------------------------------------------
Total                         0.48                         0.48
-----------------------------------------------------------------------
Preferred shares       Series A (630 shares)      Series B (630 shares)
-----------------------------------------------------------------------
Total                         $1                            $1
-----------------------------------------------------------------------
Share value:
-----------------------------------------------------------------------
4/30/95                      $13.94                     $12.750
-----------------------------------------------------------------------
10/31/95                     $14.24                      13.750
-----------------------------------------------------------------------
Current return
-----------------------------------------------------------------------
End of period
-----------------------------------------------------------------------
Current dividend rate2         6.74%                       6.98%
-----------------------------------------------------------------------
Taxable equivalent3           11.16                       11.56
-----------------------------------------------------------------------
1Capital gains are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.





Portfolio of investments owned
October 31, 1995 (Unaudited)



Portfolio of investments owned
October 31, 1995 (Unaudited)

MUNICIPAL BONDS AND NOTES (97.7%)
PRINCIPAL AMOUNT                                                            RATINGS**           VALUE

Arizona (1.0%)
------------------------------------------------------------------------------------------------------
  $2,235,000   Gila Cnty., Indl. Dev. Auth. Poll Control Rev. Bonds
                 Ser. 85, 8.9s, 7/1/06                                            Baa      $2,438,944

California (10.5%)
------------------------------------------------------------------------------------------------------
    7,500,000  Beverly Hills Pub. Fin. Auth. Lease Rev. Bonds
                 5.65s, 6/1/15                                                    AAA        7,481,250
               CA State G.O. Bonds
    3,315,000    5 1/2s, 3/1/10                                                     A        3,277,706
    1,000,000    5.1s, 10/1/08                                                      A          983,750
    2,500,000  CA State U. IFB, AMBAC, 9.575s, 11/1/2
                 (acquired 9/2/24, cost $2,681,272) (RES)                         AAA        3,050,000
    1,490,000  Fountain Valley, Agcy. for Cmnty. Dev. Tax Alloc.
                 Rev. Bonds (Indl. Area Redev. Project), 9.1s, 1/1/16             BBB        1,521,216
    5,875,000  Los Angeles, Regl. Arpts. Impt. Corp.
                 Lease Rev. Bonds (Western Airlines, Inc. Delta Airlines Inc.)
                 11 1/4s, 11/1/25                                                  Ba        6,220,861
    4,000,000  Santa Rosa Kaiser Permanente Rev. Bonds, Ser A,
                 9s, 12/1/15                                                       AA        4,092,960
                                                                                         -------------
                                                                                            26,627,743


Colorado (10.2%)
------------------------------------------------------------------------------------------------------
               Denver, City & Cnty. Arpt. Rev. Bonds                              Baa        5,831,250
    5,000,000    8 3/4s, 11/15/23
    2,500,000    8 1/2s, 11/15/23                                                 Baa        2,834,375
    1,670,000    8s, 11/15/25                                                     Baa        1,847,438
    1,000,000    8s, 11/15/25                                                     Baa        1,106,250
    2,175,000    8s, 11/15/17                                                     Baa        2,305,500
    1,000,000    7 3/4s, 11/15/13                                                 Baa        1,180,000
    4,985,000    7s, 11/15/25                                                     Baa        5,122,088
    5,250,000  SCA Tax Exempt Trust, Multi-Fam. Mtge. Rev. Bonds
                 (Thornton Co. Newport Village Project)
                 Ser. A-8, FSA, 7.1s, 1/1/30                                      AAA        5,715,938
                                                                                         -------------
                                                                                            25,942,839

Connecticut (1.8%)
------------------------------------------------------------------------------------------------------
    4,500,000  CT Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                 7.742s, 6/10/30                                                  AAA        4,606,875

Florida (7.8%)
------------------------------------------------------------------------------------------------------
    5,000,000  FLA Tpk. Auth. Dept. Transn. Rev Bonds,
                 Ser. A, FGIC, 5 1/2s, 7/1/14                                     AAA        4,956,250
    5,000,000  Port Everglades Auth. Port Impt. Rev. Bonds,
                 Ser. A, 5s, 9/1/16                                               BBB        4,337,500
    9,725,000  Tampa Cap. Impt. Rev. Bonds, Ser. B, 8 3/8s, 10/1/18               BBB       10,357,125
                                                                                         -------------
                                                                                            19,650,875


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                            RATINGS**           VALUE

Georgia (3.0%)
------------------------------------------------------------------------------------------------------
   6,340,000   Burke Cnty., Dev. Auth. Control Rev. Bonds                         AAA        7,584,225
                 (Oglethorp Pwr. Co. Vogtle Proj.), MBIA, 8s, 1/1/22

Illinois (4.1%)
------------------------------------------------------------------------------------------------------
    8,000,000  Central Lake Cnty., Joint Action Wtr. Agcy. Rev. Bonds
                 6s, 2/1/19                                                        Aa        8,140,000
    2,125,000  Chicago, O'Hare Intl. Arpt. Special. Fac. Rev. Bonds
                 8.2s, 5/1/18                                                     Baa        2,300,313
                                                                                         -------------
                                                                                            10,440,313

Indiana (2.3%)
------------------------------------------------------------------------------------------------------
    2,000,000  Marion Cnty. Ind. Convention & Rectl. Facs. Auth.
                 Rev. Bonds 7s, 6/1/21                                            AAA        2,192,500
    3,500,000  Petersburg, Indl. Poll. Control Rev. Bonds
                 (Indianapolis Pwr. & Lt. Co.), 9 5/8s, 9/1/12                     AA        3,585,225
                                                                                         -------------
                                                                                             5,777,725

Kansas (1.1%)
------------------------------------------------------------------------------------------------------
    2,600,000  Burlington Poll. Control Rev. Bonds 7s, 6/1/31                     AAA        2,905,500

Louisiana (0.2%)
------------------------------------------------------------------------------------------------------
      500,000  St. Charles Parish Poll. Control Rev. Bonds
                 (L.A. Pwr. & Lt.), 8 1/4s, 6/1/14                                Baa          550,625

Massachusetts (8.8%)
------------------------------------------------------------------------------------------------------
    3,100,000  MA State G.O. Bonds VRDN, Ser. B, 3.7s, 12/1/97                  VMIGI        3,100,000
   11,000,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                 AMBAC, 6.55s, 6/23/22                                            AAA       11,728,750
    2,000,000  MA State Hlth. & Edl. Facs. Auth. IFB,                             AAA        2,275,000
                 (Boston U.) Ser. L, MBIA, 9.183s, 10/1/31
    3,000,000  MA State Port Auth. Rev. Bonds, GNMA Col1., 3s, 7/1/13             AAA        5,002,500
                                                                                         -------------
                                                                                            22,106,250

Michigan (5.5%)
------------------------------------------------------------------------------------------------------
    1,000,000  Grand Rapids Wtr. Supply Syst.
                 FGIC, 2.1s, 1/1/20                                             VMIGI        1,000,000
    3,445,000  Greater Detroit Res. Recovery Rev. Bonds,
                 Ser. H, 9 1/4s, 12/13/08                                         BBB        3,562,199
    8,000,000  MI State Stragetic Fund Ltd. Obligation Rev. Bonds
                 (Detroit Edison Co.), MBIA, 6.4s, 9/1/25                         AAA        8,400,000
    1,000,000  MI, Stragetic Fund Poll. Control Rev. Bonds
                 (General Motors Corp.), 6.2s, 9/1/20                               A        1,012,500
                                                                                         -------------
                                                                                            13,974,699

Minnesota (3.6%)
------------------------------------------------------------------------------------------------------
    5,500,000  St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
                 (Healtheast Project), Ser. B, 9 3/4s, 11/1/17                    Baa        5,960,625
    3,000,000  Western MN Muni. Pwr. Agcy. Supply Rev. Bonds
                 7s, 1/1/13                                                         A        3,138,750
                                                                                         -------------
                                                                                             9,099,375


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                            RATINGS**           VALUE

Mississippi (2.7%)
------------------------------------------------------------------------------------------------------
    6,000,000  Claiborne Cnty. Poll. Control Rev. Bonds
                 (Middle South Energy, Inc.),
                 Ser. C, 9 7/8s, 12/1/14                                        BBB/P        6,930,000

Nevada (1.4%)
------------------------------------------------------------------------------------------------------
    3,625,000  Nevada State # 49 & 50 G.O. Bonds 5 1/2s, 11/1/17                   AA        3,498,125


New York (9.2%)
------------------------------------------------------------------------------------------------------
    6,370,000  Babylon, Indl. Dev. Agcy. Resource Recvy. Rev. Bonds
                 (Ogden Martin Syst.), Ser. A, 8 1/2s, 1/1/19                     AAA        7,221,988
    2,750,000  Metro. Tran. Auth. Svcs Contract Rev. Bonds
                 (Commuter Fac.), Ser. 5, 7s, 7/1/12                              Baa        2,976,875
    6,000,000  NY City, Hsg. Dev. Corp. Multi-Family Hsg.
                 Rev. Bonds, Ser. B, 5/85s, 5/1/26                                 AA        5,835,000
    1,400,000  NY City, VRDN, Ser. B, FGIC, 4s, 10/1/21                         VMIGI        1,400,000
    2,000,000  NY City, Muni. Wtr. Fin. Auth. VRDN,
                 Ser. G, FGIC, 3.9s. 6/15/24                                    VMIGI        2,000,000
    2,000,000  NY State Energy Research. & Dev. Auth. Elec. Facs.
                 Rev. Bonds (Cons. Edison Co. Project),
                 Ser. A, 7 3/4s, 1/1/24                                             A        2,157,500
    1,600,000  NY State Energy Research & Dev. Auth. Poll. Control
                 VRDN (NY State Elec. & Gas Co.),
                 Ser. C, 3.43s, 6/1/29                                          VMIGI        1,600,000
                                                                                         -------------
                                                                                            23,191,363

Pennsylvania (4.1%)
------------------------------------------------------------------------------------------------------
    3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                 (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                          AAA        3,082,500
    5,000,000  Dauphin Cnty., Auth. Hosp. Rev. Bonds
                 (Hapsco-Western PA Hosp. Project),
                 Ser. A, MBIA, 6 1/2s, 7/1/12                                     AAA        5,306,250
    1,800,000  Lehigh Cnty., Gen. Purp. Auth. Rev. Bonds
                 (Hosp. Healtheast Inc.), Ser. A, 9s, 7/1/15                        A        1,971,000
                                                                                         -------------
                                                                                            10,359,750

South Carolina (3.1%)
------------------------------------------------------------------------------------------------------
    5,000,000  Piedmont, Muni. Pwr. Agcy. Elec. Rev. Bonds,
                 MBIA, 6.3s, 1/1/22                                               AAA        5,250,000
    2,610,000  SC State Pub. Svc. Auth. Elec. Rev. Bonds
                 (Elec. Syst. Expansion), Ser. A, 7 7/8s, 7/1/21                   AA        2,678,900
                                                                                         -------------
                                                                                             7,928,900

Tennessee (8.0%)
------------------------------------------------------------------------------------------------------
    8,300,000  Metro. Gov't Nashville & Davidson Cnty.,
                 Tenn. Wtr. & Swr. IFB, AMBAC
                 8.054s. 1/1/22                                                   AAA        8,590,500
   11,500,000  Metro. Nashville & Davidson Cnty. Rev. Bonds
                 (Water & Sewer Rev.), AMBAC, 6.075s, 1/1/22                      AAA       11,672,500
                                                                                         -------------
                                                                                            20,263,000


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                            RATINGS**           VALUE

Texas (7.3%)
------------------------------------------------------------------------------------------------------
    2,000,000  Alliance Arpt. Auth. Special. Fac. Rev. Bonds
                 (American Airlines, Inc. Project),                               Baa        2,117,500
                 7 1/2s, 12/1/29
    3,815,000  Dallas Independent Schl. Dist Rev. Bonds
                 zero %, 8/15/07                                                  AAA        2,050,563
    3,500,000  North Central TX Hlth. Fac. Dev. Corp. Rev. Bonds
                 (Presbyterian Hlth. Systems), MBIA,
                 6.547s, 6/15/21                                                  AAA        3,648,750
    2,500,000  Northeast Hosp. Auth. Rev. Bonds
                 (Northeast Med. Ctr. Hosp.),
                 Ser. B, 7 1/4s, 7/1/22                                           Baa        2,575,000
    4,850,000  San Antonio Elec. & Gas. Rev. Bonds 5s, 2/1/17                      AA        4,431,688
               TX Hsg. Agcy. Single Fam. Mtge. Rev. Bonds
    3,285,000    Ser. A, 9 3/8s, 9/1/16                                            Aa        3,366,928
      340,000    Ser. B, 9 3/8s, 9/1/15                                            Aa          349,874
                                                                                         -------------
                                                                                            18,540,303

Virginia (1.2%)
------------------------------------------------------------------------------------------------------
    3,000,000  Richmond, Metro. Auth. Expressway Rev. Bonds,
                 Ser. B, FGIC, 6 1/4s, 7/15/22                                    AAA        3,097,500

Washington (0.8%)
------------------------------------------------------------------------------------------------------
    2,100,000  WA State Hlth. Care Facs. Auth. VRDN
                 (Sisters of Providence), Ser. D, 3.8s, 10/1/05                 VMIGI        2,100,000


------------------------------------------------------------------------------------------------------
               Total Investments (cost $242,952,439) ***                                $  247,614,929
------------------------------------------------------------------------------------------------------
NOTES
------------------------------------------------------------------------------------------------------
  * Percentages indicated are based on net assets of $253,377,675.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While that agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these at October 31, 1995. Securities rated by Putnam are indicated by and are not publicly rated.
    Ratings are not covered by the Report of Independent Accountants.

 ++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at April 30, 1995 was $3,050,000 of 1.2% of net assets.

*** The aggregate identified cost on a tax basis is $242,952,439, resulting in gross unrealized appreciation and depreciation of $7,444,541and $2,782,051 respectively, or net unrealized appreciation of $4,662,490.

    The fund had the following industry group concentrations greater than 10% on October 31, 1995 (based on net assets):

                       Utilities                              18.8%
                       Water & Sewage                        15.48%
                       Hospitals/Health Care                 15.15%
                       Airport/Transportation                15.07%

    The rates shown on Variable Rate Demand Notes (VRDN) and
    Inverse Floating Bonds (IFB) are the current interest rates at
    October 31, 1995, which are subject to change based on the terms of the security.
                                                  Total        Aggregate     Expiration   Unrealized
                                                  Value        Face Value        Date     Depreciation
   ---------------------------------------------------------------------------------------------------
   Municipal Bond Futures Outstanding
   at October 31, 1995                         $7,257,875      $7,161,468   December 1995      $96,407






Statement of assets and liabilities
October 31, 1995 (Unaudited)
Assets
-------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $242,952,439) (Note 1)               $       247,614,929
-------------------------------------------------------------------------------------------------------------
Cash                                                                                                  471,084
-------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                     10,286,328
-------------------------------------------------------------------------------------------------------------
Interest Receivable                                                                                 5,548,230
-------------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                             10,995
-------------------------------------------------------------------------------------------------------------
Total assets                                                                                      263,931,566

Liabilities
-------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                               1,068,523
-------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                    8,978,978
-------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                                                          450,914
-------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                                                              75
-------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 3)                                                              721
-------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)                                             12,178
-------------------------------------------------------------------------------------------------------------
Payable for variation margin on short futures (Note 1)                                                 11,625
-------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                 30,877
-------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                  10,553,891
-------------------------------------------------------------------------------------------------------------
Net assets                                                                                $       253,377,675

Represented by
-------------------------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares, without par value; 1,260 shares authorized
 (1,260 shares issued at $50,000 per liquidation preference) (Note 2)                     $        63,000,000
-------------------------------------------------------------------------------------------------------------
Common shares, without par value; unlimited shares
authorized 13,357,092 shares outstanding                                                          186,311,373
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                 2,691,651
-------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                           (3,191,432)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                          4,566,083
-------------------------------------------------------------------------------------------------------------
Net assets                                                                                $       253,377,675

Computation of net asset value
-------------------------------------------------------------------------------------------------------------
Remarketed preferred shares at liquidation preference                                     $        63,000,000
-------------------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                                        153,942
-------------------------------------------------------------------------------------------------------------
Net asset allocated to remarketed preferred shares at liquidation preference                       63,153,942
-------------------------------------------------------------------------------------------------------------
Net assets available to common shares:  Net asset value
per share $14.24 ($190,223,733 divided by 13,357,092 shares)                                      190,223,733
-------------------------------------------------------------------------------------------------------------
Net assets                                                                                $       253,377,675
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements



Statement of operations
For the six months ended October 31, 1995 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------------------
Interest                                                                                  $       8,742,099
-----------------------------------------------------------------------------------------------------------
Total investment income                                                                           8,742,099

Expenses:
-----------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 3)                                                                    894,567
-----------------------------------------------------------------------------------------------------------
Investor Servicing and custodian fees (Note 3)                                                      102,506
-----------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 3)                                                                     6,101
-----------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                              32,813
-----------------------------------------------------------------------------------------------------------
Auditing                                                                                             26,702
-----------------------------------------------------------------------------------------------------------
Legal                                                                                                 7,473
-----------------------------------------------------------------------------------------------------------
Postage                                                                                              26,437
-----------------------------------------------------------------------------------------------------------
Registration Fees                                                                                       564
-----------------------------------------------------------------------------------------------------------
Exchange listing fees                                                                                10,194
-----------------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                               68,906
-----------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 3)                                                        2,673
-----------------------------------------------------------------------------------------------------------
Administrative services (Note 3)                                                                      4,388
-----------------------------------------------------------------------------------------------------------
Other expenses                                                                                        4,825
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,188,149
-----------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                          (69,294)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                      1,118,855
-----------------------------------------------------------------------------------------------------------
Net investment income                                                                             7,623,244
-----------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 4)                                                    115,525
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments, written options and futures contracts                 3,919,728
-----------------------------------------------------------------------------------------------------------
Net gain on investments                                                                           4,035,253
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $      11,658,497

The accompanying notes are an integral part of these financial statements





Statement of changes in net assets
October 31, 1995
                                                                                 Six months ended            Year ended
                                                                                       October 31              April 30
                                                                                             1995*                 1994
Increase in net assets
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                                           $       7,623,244     $      15,230,626
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and options                                       115,525                40,442
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and options                   3,919,728            (2,106,063)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        11,658,497            13,165,005
-----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from:
-----------------------------------------------------------------------------------------------------------------------
   Net investment income                                                               (1,092,974)           (1,993,465)
-----------------------------------------------------------------------------------------------------------------------
   Capital gains                                                                               --              (422,307)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable to common shareholders (excluding cumulative undeclared dividends on remarketed
preferred shares of $153,942 and $13,661, respectively)                                10,565,523            10,749,233
-----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders
From net investment income                                                             (6,411,130)          (12,828,891)
From net realized gains                                                                        --            (2,722,091)
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 4,154,393            (4,801,749)
Net Assets
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   249,223,282           254,025,031
-----------------------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
   income of $2,691,651 and $2,572,511, respectively)                            $    253,377,675      $    249,223,282
-----------------------------------------------------------------------------------------------------------------------
Number of fund shares
-----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                               13,357,092            13,357,092
Remarketed preferred shares outstanding at beginning and end of period                      1,260                 1,260
-----------------------------------------------------------------------------------------------------------------------

* Unaudited


The accompanying notes are an integral part of these financial statements




Financial highlights
(For a share outstanding throughout the period)
                                                                                                             For the period
                                                                                                           November 27,1992
                                                                 Six months                                (commencement of
                                                                      ended                                  operations) to
                                                                 October 31            Year ended  April 30        April 30
---------------------------------------------------------------------------------------------------------------------------
                                                                       1995+           1995            1994            1993
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $13.94          $14.30          $15.00          $14.06*
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   .57            1.14            1.16             .44(a)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  .30            (.16)           (.66)            .95
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .87             .98             .50            1.39
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
 Net investments income:
     To preferred shareholders                                         (.09)           (.15)           (.15)           (.03)**
---------------------------------------------------------------------------------------------------------------------------
     To common shareholders                                            (.48)           (.96)           (.96)           (.32)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments
---------------------------------------------------------------------------------------------------------------------------
     To preferred shareholders                                           --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------
     To common shareholders                                              --              --            (.08)             --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments
---------------------------------------------------------------------------------------------------------------------------
     To preferred shareholders                                           --            (.03)             --              --
---------------------------------------------------------------------------------------------------------------------------
     To common shareholders                                              --            (.20)             --              --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.57)          (1.34)          (1.20)           (.35)
---------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                           --              --              --            (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                       $14.24          $13.94          $14.30          $15.00
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                          $13.75          $12.75          $13.25          $14.63
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(b)        11.75(c)         5.39           (2.81)          (0.38)(c)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $253,378        $249.223        $254,025        $263.388
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (d)(e)                     1.77(c)         1.28            1.14             .27(a)(c)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%) (d)           6.32(c)         7.10            6.66            2.89(a)(c)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          143.31(c)        85.63           32.27            4.65(c)
---------------------------------------------------------------------------------------------------------------------------
   + Unaudited
   * Represents initial net asset value of $14.10 less offering expenses if approximately $0.04.
  ** Preferred shares were issued on February 18, 1993.
(a)  Reflects a waiver of the management fee for the period November 27, 1992 to February 19, 1993. As a result of the waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of $0.02 per share.
(b)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Not annualized.
(d)  Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
(e)  The ratio of expenses to average net assets for the six months ended October 31, 1995 includes amounts paid through expense offset arrangements.  Prior periods ratios exclude these amounts.



Notes to financial statements
October 31, 1995 (Unaudited)

Note 1

Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management") fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses and unpaid dividends on remarketed preferred shares) and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal income taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and excise tax on income and capital gains.

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1995 were: Series A - 3.74%, Series B - 3.82%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

G) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds, stepped-coupon bonds and original issue discount bonds is accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $26,528. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2

Remarketed preferred shares

On February 18, 1993, the fund issued 630 shares of Series A Remarketed Preferred and 630 shares of Series B Remarketed Preferred. Proceeds to the fund, before deducting underwriting expenses of $1,102,500 and offering expenses of $220,189, amounted to $63,000,000. These expenses were charged against net assets of the fund available to common shareholders. Both the Series A and Series B remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium. Dividends declared but not yet paid on Preferred Shares at October 31, 1995 amounted to $13,661.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under the terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1995, there were no such restrictions on the fund.

Note 3

Management fee, administrative
services, and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over 1.5 billion of such average net asset value.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by an agreed upon formula, pursuant to the "Administration Services Contract."

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregated amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $810 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustess receive additional fees for attendence at certain meetings.

During the six months ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1995, fund expenses were reduced by $69,294 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income-producing asset if it had not entered into such arrangements.

Note 4

Purchases and sales of securities

During the six months ended October 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $143,487,766 and $156,623,400 respectively. Purchases and sales of short-term municipal obligations aggregated $101,800,000 and $90,553,750, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.




Selected quarterly data*
(Unaudited)

                                                                Net realized and              Net increase in
                Investment             Net investment         unrealized gain (loss)            net assets
                 income                   income                  on investments              from operations
---------------------------------------------------------------------------------------------------------------
Quarter                     Per                     Per                        Per                        Per
Ended          Total       Share*      Total       Share*      Total          Share*        Total        Share*
---------------------------------------------------------------------------------------------------------------
                                                                                                          <>
10-31-95     $4,301,942     $.32     $3,132,120     $.24     $ 3,858,522      $ .29      $ 6,990,642      $ .53
7-31-95      $4,440,157     $.33     $3,257,869     $.24     $   176,731      $ .01      $ 3,434,600      $ .25
4-30-95      $4,427,510     $.33     $3,288,376     $.25     $ 3,839,966      $ .28      $ 7,128,342      $ .53
1-31-95      $4,413,648     $.33     $3,556,470     $.26     $ 2,384,896      $ .18      $ 5,941,366      $ .44
10-31-94     $4,350,562     $.33     $3,139,962     $.24     $(9,964,779)     $(.75)     $(6,824,817)     $(.51)
7-31-94      $4,416,081     $.33     $3,238,692     $.24     $ 1,251,989      $ .10      $ 4,490,681      $ .34

* Per common share.




Results of October 5, 1995
shareholder meeting


An annual meeting of shareholders of the fund was held on October 5, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:

                                  Votes for         Votes withheld
Jaemson Adkins Baxter            12,515,531            167,165
Hans H. Estin                    12,516,238            166,464
Elizabeth T. Kennan              12,512,487            170,209
Lawrence J. Lasser               12,520,324            162,372
Donald S. Perkins                12,517,175            165,521
William F. Pounds                12,520,475            162,221
George Putnam                    12,552,251            160,445
George Putnam, III               12,518,975            163,721
E. Shapiro                       12,507,002            175,695
A.J.C. Smith                     12,523,785            158,911
W. Nicholas Thorndike            12,514,736            167,961

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 12,445,877 votes for, and 47,580 votes against, with 189,239 abstentions and broker non-votes. A proposal to fix the number of Trustees at 13 was approved as follows:
34,351,246 for, and 773,771 against. All tabulations have been rounded to the nearest whole number.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

James E. Erickson
Vice President

Blake E. Anderson
Vice President

Michael F. Bouscaren
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

[LOGO: PUTNAM INVESTMENTS]

    The Putnam Funds
    One Post Office Square
    Boston Massachusetts, 02109

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21707-183         12/95